Exhibit 99.1

ASX Announcement

19 July 2022

Investor Call details

Coronado Global Resources Inc. (ASX: CRN) will hold an Investor Call on Friday 22 July 2022, commencing at 10.00am (AEST) | Thursday 21 July 2022 at 8.00pm (EST) to discuss CRN's Q2 Quarterly Activities Report. The call will be hosted by Mr. Gerry Spindler, Managing Director and Chief Executive Officer, and Mr. Gerhard Ziems, Group Chief Financial Officer.

Please click on the link below to proceed to the registration page (as shown below). From here you are required to fill in your details to pre-register for the conference call.

https://s1.c-conf.com/diamondpass/10023025-shyd6a.html



Coronado

Coronado Global Resources
Q2 Investor Call

Gerry Spindler, Managing Director and Chief Executive Officer
Gerhard Ziems, Group Chief Financial Officer

Friday, 22 July 2022
10:00am, AEST

Register now

Pre-registering for this conference gives you immediate access on the day with no need to wait for an operator.

Joining the conference is simple:

1. Click on the "Register now" button above, you will be directed to the conference registration page. Please follow the steps to enter your registration details, then click "Register".

2. You will then be provided with the dial in number, the **Passcode**, and your unique access **PIN**. This information will also be emailed to you as a calendar invite.

3. To join the conference, simply dial the number in the calendar invite and enter the passcode followed by your PIN, and you will join the conference instantly.

This announcement was authorised for release in accordance with the Disclosure Policy of Coronado Global Resources Inc.

– Ends –

For further information please contact:

Investors
Andrew Mooney
P: +61 458 666 639
E: amooney@coronadoglobal.com

Media
Helen McCombie
Citadel Magnus
P: +61 411 756 248
E: hmccombie@citadelmagnus.com

Coronado Global Resources Inc.
ARBN: 628 199 468

Level 33, Central Plaza One, 345 Queen Street
Brisbane QLD 4000

T: +61 7 3031 7777 | **F:** +61 7 3229 7402
www.coronadoglobal.com